REGISTRATION RIGHTS AGREEMENT
登记权协议

This Registration Rights Agreement (this "Agreement") is made and entered into as of __, 2010, by and among MoqiZone Holding Corporation (the “Company”), and (the "Purchaser").
此登记权协议(此“协议”)于2010年_月______由摩奇地带控股公司（“公司”）和____________（“购买人”）双方合意签订。

This Agreement is being entered into pursuant to a securities purchase agreement dated as of __, 2010 among the Company and the Purchaser (the "Purchase Agreement").
本协议是依据2010年_月__日公司和购买人之间签订的证券购买协议（“购买协议”）所签订。

The Company and the Purchaser do hereby agree as follows:
公司和购买人据此同意以下事项：

1.        Definitions.
释义

Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:
未被另行定义但已使用的黑体字词具有与其在购买协议中相同的释义。在本协议中，相关概念解释如下：

"Advice" shall have meaning set forth in Section 3(m).
“建议”的定义见第三节(m)。

"Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person.  For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.
“附属机构”指任意个人，或被此个人直接或间接控制或被控制的个人。在此定义中，当与个人相联使用时，“控制”指直接或间接享有指引此个人管理走向或规章制定指向的直接或间接的权力，不论该权力源于拥有投票权证券，或是源于合同约定或其它；“关联机构”，“被控制”据此具有相应释义。

"Board" shall have meaning set forth in Section 3(n).
“董事会”的定义见第三节(n).

"Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.
“工作日”指除周六，周日，所有法定假日及纽约州所有银行机构依据法律或政府要求暂停营业日之外的所有日子。

"Closing Date" means the date of the closing of the purchase and sale of the Units pursuant to the Purchase Agreement.
“交割日”指依据购买协议完成股票购买和销售的日期。

"Commission" means the Securities and Exchange Commission.
“证监会”指美国证券交易委员会。

"Common Stock" means the Company's common stock, par value $0.001 per share.
“普通股”指公司发行的面值为$0.001的普通股。

"Effectiveness Date" means with respect to the Registration Statement under Section 2(a), the earlier of (A) the one hundred fiftieth  (150th) day following the Filing Date (or in the event the Registration Statement receives a “full review” by the Commission, the one hundred and eightieth (180th) day following the Filing Date) or (B) the date which is within three (3) Business Days after the date on which the Commission informs the Company (i) that the Commission will not review the Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of the Registration Statement; provided, however, that, if the Effectiveness Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Effectiveness Date shall be the following Business Day.
“生效日”指针对第二节(a)中的出售注册登记书，二者中相对较早的日子：(A)申报日之后的第150天（若证监会对出售注册登记书进行“完全审查”，则为申报日之后第180天），(B)在下列情况发生后三个工作日之内：证监会告知公司证监会将不对出售注册登记书进行审查，或是告知公司可要求提早进入到出售注册登记书的有效期；若生效日期恰逢周六，周日或所有法定假日及证监会依据法律或政府要求关闭的日子，则生效日期顺延到下一工作日）。

"Effectiveness Period" shall have the meaning set forth in Section 2(a).
“有效期”的定义见第二节(a)。

"Event" shall have the meaning set forth in Section 7(e).

“事件”的定义见第七节(e)。

"Event Date" shall have the meaning set forth in Section 7(e).
“事件发生日”的定义见第七节(e)。

"Exchange Act" means the Securities Exchange Act of 1934, as amended.
“交易法”指修正后的1934证券交易法。

"Filing Date" means with respect to a Registration Statement under Section 2(a), the date that is the forty-fifth (45th) day following the Final Closing Date; provided, however that if the Filing Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Filing Date shall be the following Business Day.
“申报日”指针对第二节(a)的出售注册登记书，交割日之后的第三十天；若申报日恰逢周六，周日或所有法定假日及证监会依据法律或政府要求关闭的日子，则申报日顺延到下一工作日。

"Holder" or "Holders" means the collective reference to the Purchaser and any subsequent record holder or holders, from time to time, of Registrable Securities.
“持有人”或“持有人们”指统称购买人和任何可登记证券的持有人。

"Indemnified Party" shall have the meaning set forth in Section 5(c).
“被补偿方”的定义见第五节(c)。

"Indemnifying Party" shall have the meaning set forth in Section 5(c).
“补偿方”的定义见第五节(c)。

"Losses" shall have the meaning set forth in Section 5(a).
“损失”的定义见第五节(a)。

“Notes” means the collective reference to the 8% Convertible Notes included in the Units issued to the Purchasers pursuant to the Purchase Agreement.
“债券”指根据购买协议向购买人发行的投资单元中包含的8%可转换债券。

"Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.
“个人”指自然人，公司，合伙，信托公司，非法人组织，合资企业，有限责任公司，股份有限公司，政府（或政府部门，政治分支机构）或其他任何形式实体。

"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
“诉讼程序”指动议，起诉，诉讼，调查或者诉讼程序（包括但不限于调查或未完成的诉讼程序，如调查取证），无论是已展开的或是尚未展开。

"Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.
“招股说明书”指出售注册登记书之中的招股说明书（包括但不限于对根据证券法430A规则的要求申报的，作为出售注册登记书一部分的招股说明书的，补充性招股说明书），经由其他招股说明书依照出售注册登记书中的可登记证券的发行条款进行相应补充或修订，以及所有其他的对此招股说明书的修定和补充说明，包括生效后的修正案，以及依据引注合并到此招股说明书的所有材料。

"Registrable Securities” means the collective reference to  (i) the shares of Common Stock issuable upon conversion of the Notes included in the Units sold pursuant to the Purchase Agreement (the “Conversion Shares”); (ii) the shares of Common Stock issuable upon exercise of the Warrants，included in the Units sold pursuant to the Purchase Agreement (the “Warrant Shares”); (iii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.
“可登记证券”统指（i）在债券转换时可发行的普通股，包括根据购买协议出售的投资单元（“转换股”）；（ii ）行使期权是可发行的普通股，包括根据购买协议出售的投资单元（“期权股”）；（iii）任何通过拆股，红利或其他分配方式，重组资金或任何相似时间，以以上股票为基础发行或成为可发行的证券。

"Registration Statement" means the registration statements and any additional registration statements contemplated by Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.
“出售注册登记书”指出售注册登记书以及第二节所补充任何额外出售注册登记书，包括（在各例中）招股说明书， 此出售注册登记书及招股说明书的修订和补充说明，包括生效期前以及后生效期的修订案，所有相应附件，以及依据引注合并到此出售注册登记书的所有材料。

"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“144规则”指依据证券法由证监会制定的144规则，以及任何相似的经证监会采纳后具有与144规则相同效果的规则或规定，因为此规则会被时常修订。

"Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“158规则”指依据证券法由证监会制定的158规则，以及任何相似的经证监会采纳后具有与158规则相同效果的规则或规定，因为此规则会被时常修订。

"Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“415规则”指依据证券法由证监会制定的415规则，以及任何相似的经证监会采纳后具有与415规则相同效果的规则或规定，因为此规则会被时常修订。

“Rule 416” means Rule 416 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“416规则”指依据证券法由证监会制定的416规则，以及任何相似的经证监会采纳后具有与416规则相同效果的规则或规定，因为此规则会被时常修订。

"Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“424规则”指依据证券法由证监会制定的424规则，以及任何相似的经证监会采纳后具有与424规则相同效果的规则或规定，因为此规则会被时常修订。

"Securities Act" means the Securities Act of 1933, as amended.
“证券法”指修订后的美国1933证券法。

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Exhibit B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“限售股东调查问卷”指本协议附件B中的调查问卷，或公司合理采纳的其他调查问卷。

“Shares” means the collective reference to the Conversion Shares and the Warrant Shares.
“股权”统称可转股和期权行权股。

"Warrants" means the collective reference to the Series E Warrants and the Series F Warrants, each included in the Units issued to the Purchasers pursuant to the Purchase Agreement.
“期权”指购买依据购买协议向购买人出售的投资单元中的E系列期权和F系列期权。

“Units” means the units of securities of the Company to purchase Notes and Warrants of the Company that are described in, and have been sold pursuant to, the Purchase Agreement.
“投资单元”指根据购买协议，公司向购买人出售的包括债券、期权的投资单元。

2.       Resale Registration.
转售登记

(a)           On or prior to the Filing Date, the Company shall prepare and file with the Commission a "resale" Registration Statement providing for the resale of all Registrable Securities by means of an offering to be made on a continuous basis pursuant to Rule 415.  The Registration Statement shall be on Form S-1 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1, in which case such registration shall be on another appropriate form in accordance herewith and the Securities Act and the rules promulgated thereunder).  The Company shall (i) not include any securities other than the Registrable Securities in the Registration Statement except as set forth on Schedule III hereto and (ii) use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event on or prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect (the "Effectiveness Period").  The Company shall request that the effective time of the Registration Statement be 4:00 p.m. Eastern Time on the Effectiveness Date.  If at any time and for any reason, an additional Registration Statement is required to be filed because at such time the actual number of Registrable Securities exceeds the number of Registrable Securities remaining under the Registration Statement, the Company shall have twenty (20) Business Days to file such additional Registration Statement, and the Company shall use its best efforts to cause such additional Registration Statement to be declared effective by the Commission as soon as possible, but in no event later than sixty (60) days after such filing.

在申报日或申报日之前，公司应当准备并向证监会申报关于依据415规则通过持续发行转售所有可登记证券的“转售”出售注册登记书。此出售注册登记书应记载在S-1表格上（若公司此时并无注册可登记证券转售的资格，则应依据证券法及相应法规记载于其他合适的表格上）。公司应当（i）不得包括除出售注册登记书中的可登记证券之外的证券（本协议清单III包含的除外），（ii）尽最大努力促使出售注册登记书在申报之后，生效期之前或当日依据证券法尽早生效，并使此出售注册登记书依据证券法保持生效直至以下二者中较早的日期：（x）此出售注册登记书中所有可登记证券被全部售出，或（y）由公司的法律顾问向公司的股票过户代理人做出书面决定认定，依据144规则，可登记证券可不受限制的出售（“有效期”）。公司应当要求出售注册登记书于东部时间生效日当天下午四时起生效。若在任何时间因任何原因，由于实际可登记证券数多余出售注册登记书上的剩余可登记证券数，需要申报额外的出售注册登记书，公司有20个工作日来完成申报，并应尽其最大努力促使证监会认可此额外的出售注册登记书的效力，最晚不得晚于申报之后的60天。

(b)           Notwithstanding anything to the contrary set forth in this Section 2, in the event the Commission does not permit the Company to register all of the Registrable Securities in the Registration Statement because of the Commission’s application of Rule 415, the number of Registrable Securities to be registered on such Registration Statement will be reduced in the following order (i) the Registrable Securities represented by the total number of Warrant Shares owned by the Holders, applied on a pro rata basis, as among the Holders thereof, and (ii) the Registrable Securities represented by the Conversion Shares, applied on a pro rata basis, as among the Holders thereof. The Company shall use its best efforts to file subsequent Registration Statements to register the Registrable Securities that were not registered in the initial Registration Statement as promptly as possible and in a manner permitted by the Commission.  For purposes of this Section 2(b), “Filing Date” means with respect to each subsequent Registration Statement filed pursuant hereto, the later of (i) sixty (60) days following the sale of substantially all of the Registrable Securities included in the initial Registration Statement or any subsequent Registration Statement and (ii) six (6) months following the effective date of the initial Registration Statement or any subsequent Registration Statement, as applicable, or such earlier date as permitted by the Commission.  For purposes of this Section 2(b), “Effectiveness Date” means with respect to each subsequent Registration Statement filed pursuant hereto, the earlier of (A) the one hundred and fiftieth (150th) day following the filing date of such Registration Statement (or in the event such Registration Statement receives a “full review” by the Commission, the one hundred eightieth (180th) day following such filing date) or (B) the date which is within three (3) Business Days after the date on which the Commission informs the Company (i) that the Commission will not review such Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of such Registration Statement; provided that, if the Effectiveness Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Effectiveness Date shall be the following Business Day.

在任何情况下，一旦证监会因公司适用415规则而不准许公司注册出售注册登记书中的所有可登记证券，此出售注册登记书中的将注册的可登记证券数目将遵照以下顺序减少：（i）按比例，持股人持有的期权股总数是所代表的可登记证券；以及（ii）按比例，持股人持有的转换股所代表的可登记证券。公司应尽最大努力尽快并以证监会所允许的方式申报随后的出售注册登记书，注册在首个出售注册登记书中未完成注册的可登记证券。在第二节（b）中，“申报日”指，针对每一份据此申报的随后的出售注册登记书，以下二者中较晚的日期：（i）首个出售注册登记书或任何随后的出售注册登记书中可登记证券的大部分售完之后的六十（60）天；（ii）首个出售注册登记书，或任何随后的出售注册登记书（如适用的话）的生效日，或相对较早的证监会准许的日期，之后的六（6）个月。在第二节（b）中，“生效日”指，针对每一份据此申报的随后的出售注册登记书，以下二者中较早的日期：（A）此出售注册登记书申报日之后的第一百五十（150）天（若证监会对此出售注册登记书进行“全面审查”，则为此申报日之后的第一百八十（180）天）；或（B）在下列情况发生后三（3）个工作日之内：证监会告知公司证监会将不对出售注册登记书进行审查，或是告知公司可要求提早进入到出售注册登记书的有效期；若生效日期恰逢周六，周日或所有法定假日及证监会依据法律或政府要求关闭的日子，则生效日期顺延到下一工作日）。

(c) Each Purchaser agrees to furnish to the Company a completed Selling Stockholder Questionnaire not more than ten (10) Business Days following the date of this Agreement. Each Purchaser further agrees that it shall not be entitled to be named as a selling security holder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Purchaser has returned to the Company a completed and signed Selling Stockholder Questionnaire. If a Purchaser of Registrable Securities returns a Selling Stockholder Questionnaire after the deadline specified in the previous sentence, the Company shall use its commercially reasonable efforts to take such actions as are required to name such Purchaser as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire; provided that the Company shall not be required to file an additional Registration Statement solely for such shares. Each Purchaser acknowledges and agrees that the information in the Selling Stockholder Questionnaire will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

各购买人同意不迟于本协议签署日后十（10）个工作日向公司提供一份完整填写的限售股东调查问卷。各购买人进一步同意，除非其向公司提供一份完整填写并签署的限售股东调查问卷，其将没有资格作为限售股东被列入出售注册登记书或在任何时候利用招股说明书要约或出售可登记证券。如果某一可登记证券的购买人没有在本款第一句规定的时间之内提供限售股东调查问卷，公司应运用根据商业标准合理的努力导致购买人列名于出售注册登记书、出售注册登记书生效前补充或生效后补充，并在出售注册登记书中包含迟交的限售股东调查问卷标记的可登记证券（仅适用于在那之前没有被登记部分）；但是，公司没有义务仅仅为了这部分可登记证券而单独提交一份出售注册登记书。各购买人承认并同意在限售股东调查问卷中提供的信息将会被公司用来准备出售注册登记书，并在此同意在出售注册登记书中列入这些信息。

3.        Registration Procedures.
登记程序

In connection with the Company's registration obligations hereunder, the Company shall:
公司在登记过程的责任如下所述，公司应：

(a)           Prepare and file with the Commission, on or prior to the Filing Date, a Registration Statement on Form S-1 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-1 such registration shall be on another appropriate form in accordance herewith and the Securities Act and the rules promulgated thereunder) in accordance with the plan of distribution as set forth on Exhibit A hereto and in accordance with applicable law, and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than three (3) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall (i) furnish to the Holders copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary to conduct a reasonable review of such documents.  The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Purchasers shall reasonably object in writing within two (2) Business Days of their receipt thereof.
在申报日或申报日之前，准备并向证监会申报记载于S-1表格上的，出售注册登记书。此出售注册登记书应与附件A中的分销计划一致，并符合法律规定（若公司此时并无注册可登记证券转售的资格，则应依据证券法及相应法规记载于其他合适的表格上）；若不晚于申报出售注册登记书或任何相关的招股说明书或任何修正补充意见的前三（3）个工作日，公司应当（i）向持有人提供所有此类将要申报的文件供持有人审查；并且（ii）促使其高级管理人员，董事会成员，顾问，独立注册公共会计师回答所有针对审查文件的，是进行合理审查所必需的询问。公司不得申报任何购买人在接收之后两（2）个工作日之内会合理反对的出售注册登记书或者任何招股说明书或任何修正或补充说明。

(b)           (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements as necessary in order to register for resale under the Securities Act all of the Registrable Securities;  (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement;  (iv) file the final prospectus pursuant to Rule 424 of the Securities Act no later than two (2) Business Days following the date the Registration Statement is declared effective by the Commission; and (v) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.
（i）准备并向证监会申报出售注册登记书的修正案，包括后生效期修正案，此任何修正都是使出售注册登记书中相应的可登记证券在有效期内生效所必需的；准备并向证监会申报依据证券法注册所有可登记证券转售所必需的额外的出售注册登记书；（ii）用任何必需的招股说明书补充说明修订或补充相关的招股说明书，所有的修订或补充应依据证券法下的424规则（或任何在当时生效的相似的规则）申报；（iii）对所有来自证监会的，与出售注册登记书或其修正相关的评论应尽可能迅速的回复，并尽可能迅速的向持有人提供真实完整的来自证监会，与出售注册登记书相关的交流；（iv）在证监会宣布出售注册登记书生效的两（2）个工作日之内，依据证券法的424规则申报最终招股说明书；并（v）在所有重要方面，符合证券法和交易法中涉及在有效期内处理所有出售注册登记书中可登记证券的规定，并符合修正后的出售注册登记书或经过补充的招股说明书中设定的持有人享有的预期处置办法。

(c)           Notify the Holders of Registrable Securities as promptly as possible (and, in the case of (i)(A) below, not less than three (3) Business Days prior to such filing, and in the case of (iii) below, on the next Business Day following receipt by the Company of such notice from the Commission) and (if requested by any such Person) confirm such notice in writing no later than one (1) Business Day following the day:  (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation or threatening of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
尽快通知可登记证券持有人 （若发生以下所列情形（i）（A）则不晚于此申报前三（3）个工作日；发生情形（iii）则在公司收到此来自证监会的通知的同一天），并且（若有人提出要求）在以下情形发生后一（1）个工作日之内，以书面形式进行确认：（i）（A）申报招股说明书或任何招股说明书补充说明或是出售注册登记书的后生效期修正案；（B）当证监会告知公司是否将对此出售注册登记书进行审查，或当证监会以书面形式对此出售注册登记书进行评论时；（C）对于出售注册登记书或任何后有效期修正案，当与其相同文件生效时；（ii）证监会或其他任何联邦或州政府机构要求从出售注册登记书或招股说明书的修改或补充说明中获得额外信息；（iii）证监会发布证券交易停止通知书，暂停包含部分或全部可登记证券的出售注册登记书的效力，或者任何诉讼程序的启动或即将启动；（iv）任何协议中，公司的陈述和保证中条款在所有重大方面不再真实和准确时；（v）公司收到关于在任意司法辖区，销售任何可登记证券资格暂停或资格豁免，或者任何以此为目的的诉讼程序的启动或者即将启动的通知；（vi）发生任何使得出售注册登记书或招股说明书或任何依据引注合并或被视为合并的文档中的陈述在任一重大方面不真实的事件，或为了避免存在对重大方面不真实的陈述，避免遗漏任何必需陈述的重要事件，避免误导，而对出售注册登记书或招股说明书或其他文档进行修改的事件。

(d)           Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, as promptly as possible, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.
尽最大努力避免以下事件的发生，如果一旦发生，应尽快使其被撤销：（i）任何暂停出售注册登记书效力的命令，或（ii）在任一辖区任何对可登记证券销售资格的暂停（或豁免资格）。

(e)           If requested by the Holders of a majority in interest of the Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.
若可登记证券的大多数持有人要求，应（i）尽快在招股说明书补充说明或出售注册登记书的后生效期修正案中添加公司合理的认为必须包括的信息，并（ii）在公司收到关于在此出售注册登记书补充说明或此后生效期修正案中添加信息的通知后，在条件允许的情况下尽快完成所有招股说明书补充说明或出售注册登记书的后生效期修正案必需的申报。

(f)          If requested by any Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.
若经任何持有人要求，在向证监会申报相关文档之后，向此持有人无偿提供至少一份，其所要求的，符合规定的各出售注册登记书以及相应的修正案，包括财务报表和清单，所有依引注合并或被视为合并的文档，以及所有附件（包括之前提供的或者依引注合并的）。

(g)          Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and subject to the provisions of Sections 3(m) and 3(n), the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.
在合理要求范围内，尽快的向各持有人无偿提供尽可能多的招股说明书（包括各种形式的招股说明书）以及所有相应的修正案或补充说明；依据第三节(m)和(n)的条款，公司依此同意各出售股票的持有人对此招股说明书及各修正案或补充说明的使用，该使用与招股说明书及其修正案或补充说明中的可登记股票的提供与销售相关。

(h)          Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.
             在可登记证券公开发行之前，尽最大努力进行登记，或使其适格，或者与出售股票的持有人合作，处理与此可登记证券在美国境内依照证券法或者各州的“蓝天”法发行和出售的相关登记或资格（或豁免资格），任一持有人可以书面要求在生效期内保持此登记或资格（或豁免资格）生效，并且采取所有必需的或者建议做的行动确保出售注册登记书中的可登记证券在所属辖区内得到合理配置。但是，如果公司没有在任一司法管辖区内进行一般经营的主体资格，公司不需要去获得该资格；如果公司不受制于任一司法管辖区的法律送达程序，公司不需要采取任何行动使自身受其约束；如果他们没有在任一管辖区的任何重大纳税义务，公司也不需要采取任何行动使自身承担该义务。

(i)           Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates, to the extent permitted by the Purchase Agreement and applicable federal and state securities laws, shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Holder may request in connection with any sale of Registrable Securities.
与持有人合作，以做好准备并及时送交将依据出售注册登记书出售的可登记证券证书；在购买协议以及适用的联邦及州证券法所允许的范围内，此证书上不得有限制性的说明，并且应使此可登记证券按持有人要求以特定面额出售并以特定名称注册。

(j)           Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
第三节(c)(vi)中所列事件一旦发生，应尽快准备出售注册登记书的修正案或补充说明，包括后生效期修正案，或对相关招股说明书的补充说明，或任何依引注合并或被视为合并的文档；并申报任何必需的文档。以确保在完成投递之后，出售注册登记书或此招股说明书中都不含有对必要的重要事实的不实陈述或省略，并确保所有的陈述在作出陈述之时不存在误导。

(k)           Use its best efforts to cause all Registrable Securities relating to the Registration Statement, to continue to be quoted or listed on a securities exchange, quotation system or market, if any, on which similar securities issued by the Company are then listed or traded as and when required pursuant to the Purchase Agreement.
尽全部努力使出售注册登记书中所有的可登记证券在证券交易所或报价系统保持登记注册或报价；此证券交易所或报价系统，在当时或是购买协议所要求的时间段，是公司发行的同类证券的登记注册所或交易所。

(l)            Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders all documents filed or required to be filed with the Commission, including, but not limited, to, earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.
在所有重要方面符合证监会制定的相关规则和规章的要求，并使证券持有人能够查看所有已申报或将要申报至证监会的文档，包括但不限于符合证券法第11节(a)以及158规则的收益表。以12个月为一周期，不得晚于周期结束后45天（若此周期与财政年度一致，则不晚于周期结束的90天内）。从出售注册登记书的生效日后第一财政季度的第一天开始计算。此出售注册登记书必须符合158规则的要求。

(m)          The Company may require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, Prospectus, or any amendment or supplement thereto, and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.
公司可要求各个售出持有人向公司提供关于此持有人和此可登记证券分销的相关信息，按法律规定，此信息必须在出售注册登记书，招股说明书，及其修正案和补充说明上进行披露。在收到此请求的合理时间内，如持有人不合情理的未能提供此类信息，公司可将该持有人的可登记股票从登记中排除。

If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

若出售注册登记书中将持有人作为公司股票持有人点名提及，则此持有人有权（仅当证券法或任何在当时有约束力的类似联邦法律不强制要求点名提及）要求将任何已申报的出售注册登记书的修正案或补充说明中任何涉及该持有人的部分删除，但是必须在该提及已不是必需之后。

Each Holder covenants and agrees that it will not sell any Registrable Securities under the Registration Statement until the Company has electronically filed the Prospectus as then amended or supplemented as contemplated in Section 3(b) and notice from the Company that the Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c).
各持有人同意，在公司以电子方式提交依据第三节(g)经修改或经补充的招股说明书之前，在公司告知出售注册登记书及任何后生效期修正案如第三节(c)所述生效之前，不出售出售注册登记书中的任何可登记证券。

Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v), 3(c)(vi) or 3(n), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.
各持有人同意，在购买此类可登记证券后，如从公司收到关于发生第三节(c)(ii), (c)(iii), (c)(iv), (c)(v), (c)(vi), (n)所述事件的通知，各持有人将即刻停止对出售注册登记书中可登记证券的处置，直到持有人收到补充的招股说明书和/或如第三节(j)所述修正后的出售注册登记书，或者是到公司以书面形式建议（“建议”）可继续使用现行的招股说明书，并且，在以上二种情况中，持有人已收到额外的或者补充的，已依据引注合并或视为被合并到招股说明书或出售注册登记书中的文档，

(n)           If (i) there is material non-public information regarding the Company which the Company's Board of Directors (the "Board") determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board determines not to be in the Company's best interest to disclose, or (iii) the Company is required to file a post-effective amendment to the Registration Statement to incorporate the Company’s quarterly and annual reports and audited financial statements on Forms 10-Q and 10-K, then the Company may (x) postpone or suspend filing of a registration statement for a period not to exceed forty-five (45) consecutive days or (y) postpone or suspend effectiveness of a registration statement for a period not to exceed forty-five (45) consecutive days; provided that the Company may not postpone or suspend effectiveness of a registration statement under this Section 3(n) for more than ninety (90) days in the aggregate during any three hundred sixty (360) day period; provided, however, that no such postponement or suspension shall be permitted for consecutive twenty (20) day periods arising out of the same set of facts, circumstances or transactions.

若（i）存在重要的关于公司的非公共信息，但公司董事会（“董事会”）做出决定认为出于公司的利益考虑最好不要披露此信息，且此信息也并未被要求披露，（ii）存在重要的公司可利用的商业机会（包括但不限于收购或处理资产（排除正常交易过程中的）或合并，组合，要约收购或其他类似交易），但董事会做出决定认为出于公司的利益考虑最好不要披露此信息，或（iii）公司被要求申报出售注册登记书的后生效期修正案，将公司的季度和年度报告以及经过审计的10-Q和10-K表格上的财务信息整合到出售注册登记书中，则公司可：（x）推迟或暂停出售注册登记书的申报，时间段不得超过连续的四十五（45）天，或（y）推迟或暂停出售注册登记书的效力，此时间段不得超过连续的四十五（45）天；前提条件是在三百六十（360）天的时间段内，公司依据第三节（n）推迟或暂停出售注册登记书的效力的总时间未超过九十（90）天；但是基于同一事实，原因或交易的推迟或暂停不得超过连续二十（20）天。

4.        Registration Expenses.
登记费用

All fees and expenses incident to the performance of or compliance with this Agreement by the Company, except as and to the extent specified in this Section 4, shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any  securities exchange or market on which Registrable Securities are required hereunder to be listed, if any (B) with respect to filing fees required to be paid to the Financial Industry Regulatory Authority, Inc. (including, without limitation, pursuant to FINRA Rule 5110) and (C) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) Securities Act liability insurance, if the Company so desires such insurance, and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange if required hereunder. The Company shall not be responsible for any discounts, commissions, transfer taxes or other similar fees incurred by the Holders in connection with the sale of the Registrable Securities.

所有因公司执行或遵从本协议产生的费用和花销，除第四节所列的例外，都由公司承担，不论出售注册登记书是否已被申报或生效，不论可登记证券是否已依据出售注册登记书售出。上文提到的费用和花销包括，但不限于：（i）所有登记和申报费用（包括但不限于涉及以下内容的费用和花销（A）向可登记证券将要上市的证券交易所或证券交易市场进行登记的必须费用，（B）必须付给美国金融业监管委员会的登记费用（包括但不限于金融业监管委员会5110规则所规定的费用），以及（C）遵从州证券法或者蓝天法（包括但不限于持有人咨询费用，咨询范围为就可登记证券的蓝天法资格，以及基于大多数可登记证券持有人制定的司法管辖区的法律，该可登记证券是否值得投资）），（ii）打印花销（包括但不限于打印可登记证券证书的费用，如果应可登记证券大多数的要求打印招股说明书，则打印招股说明书的费用也包括在内），（iii）邮差，电话以及送达的花销，（iv）证券法责任保险，如公司愿意购买此保险，以及（v）涉及到本协议中的交易，公司所保有的其他人的费用和花销，此人员中包括但不限于，公司的独立公共会计师（包括联系证明书的花销和因独立公共会计师送达联系证明书所产生的费用）。另外，公司应负责承担因执行本协议中的事务而产生的所有内部花销（包括但不限于所有薪水以及高级职员和处理法律，会计事务的雇员的花销），年度财务审计的花销，将可登记证券在证券交易所上市所必需的费用和花销。公司不承担任和折扣，佣金，证券交易税或其他类似因持有人出售可登记证券引起的费用。

5.        Indemnification.
补偿

(a)           Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, managers, partners, members, shareholders, agents, brokers, investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any violation of securities laws or untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder or such other Indemnified Party furnished in writing to the Company by such Holder for use therein.  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.
(a)           公司的补偿。不论本协议是否终止，在现行法律所允许的最大程度上，公司应补偿各持有人，高级职员，董事会成员，管理人员，合伙人，成员，股东，代理，经纪人，投资咨询师及其雇员，控制此持有人（依照证券法第15节或交易法第20节的定义）的个人及其高级职员，董事会成员和雇员，并使其免受因以下事务造成的困扰。补偿和困扰包括因以下事件所引起的所有损失，诉讼，赔偿，责任，费用（包括但不限于准备费用和律师费）和花销（总称“损失”）：违反证券法，或是出售注册登记书，招股说明书或任何形式的招股说明书或其修正补充或任何初步招股说明书中存在对重大事件的不实陈述，或遗漏了使招股说明书或任何形式的招股说明书或补充说明在写出时无误导性的对重大时事的陈述；唯一例外情况是此不实陈述或遗漏仅仅是源于持有人或被补偿方书面向公司提供的信息。公司应即刻通知持有人任何公司了解的与本协议中事务相关的任何诉讼程序的启动，准备启动或宣告。

(b)           Indemnification by Holders.  Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder, its legal counsel or other Indemnifying Party to the Company specifically for inclusion in the Registration Statement or such Prospectus. Notwithstanding anything to the contrary contained herein, each Holder shall be liable under this Section 5(b) only for the lesser of (a) the actual damages incurred or (b) that amount as does not exceed the gross proceeds to such Holder as a result of the sale of his/her/its Registrable Securities pursuant to such Registration Statement.

(b)           持有人的补偿。在现行法律许可的最大范围内，各持有人应，各自但不连带，补偿公司，公司的董事会成员，高级职员，代理人和雇员，控制公司的个人（在证券法第15条和交易法第20条的定义内），此控制人的董事会成员，高级职员，代理人和雇员，并使其免受因以下事务造成的困扰。补偿和困扰包括因且仅因以下事件所引起的损失：出售注册登记书，招股说明书或任何形式的招股说明书或其修正补充或任何初步招股说明书中存在对重大事件的不实陈述，或遗漏了使招股说明书或任何形式的招股说明书或补充说明在写出时无误导性的对重大时事的陈述；唯一例外情况是此不实陈述或遗漏仅仅是源于持有人或被补偿方书面向公司提供的信息。公司应即刻通知持有人任何公司了解的与本协议中事务相关的任何诉讼程序的启动，准备启动或宣告。除了与此相反的时间，各持有人依据第五节(b)仅对以下二者中较小的数额负责（a）造成的实际损失（b）不超过该持有人依此出售注册登记书售出其可登记证券的总收入。

(c)           Conduct of Indemnification Proceedings.  If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party”) in writing, and the Indemnifying Party shall be entitled to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.
(c)           补偿程序。如果发生针对任何有资格获得补偿的人（“被补偿方”）的诉讼，该补偿方应立即书面通知将要做出补偿的人（“补偿方”），并且补偿方有资格抗辩，包括雇用被补偿方合理得觉得满意的顾问以及支付与抗辩相关的所有费用和花销；若被补偿方未能及时告知，补偿方仍应依本协议承担相应义务和责任；唯一例外是：当且仅当适格管辖地的法院作出最终决定（此决定无须受到上诉或继续审查），认定此不作为会对补偿方产生不公正的结果，且此不作为是产生不公正后果的紧密和重大原因。

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such parties shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Party is a party and indemnity has been sought hereunder, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.
被补偿方应当在各诉讼中有权雇用独立顾问并参加抗辩，但此被补偿方应承担雇用顾问的费用和花销，例外情况如下：（1）补偿方书面同意支付此费用和花销；或（2）补偿方在此诉讼中未能及时抗辩并雇佣被补偿方合理得觉得满意的顾问；或（3）此诉讼中具名的当事人（包括引入诉讼人）包括此被补偿方和补偿方，并且已有法律顾问向此当事人提出意见：如果被补偿方和补偿方的雇用同样的法律顾问很可能会出现利益冲突（在此情况下，若补偿方被书面告知被补偿方将选用不同的法律顾问，但费用由补偿方承担，则补偿方无权参加抗辩并且将承担法律顾问的费用）。补偿方对未获其书面同意的诉讼调解结果不承担责任，且该同意不是不合理的被扣留或耽搁。若未获得被补偿方的事先书面同意，任何补偿方不得同意任何正在进行中或即将开始的，被补偿方作为当事人并且寻求补偿的诉讼的调解，除非此调解包括无条件免除此被补偿方在所有以此要求为标的物的诉讼中的所有责任。

All indemnifiable fees and expenses of the Indemnified Party (including reasonable fees and expenses incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnified Party shall reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).
所有可补偿的被补偿方的费用和花销（包括合理的，为诉讼而调查和准备抗辩产生的费用和花销）应在补偿方收到书面的十（10）个工作日内向被补偿方支付（不论最终的决定是否是被补偿方无权接受补偿；若是，则被补偿方应向补偿方就最终做出的公平决定偿还所有其无权接受补偿的费用和花销）。

(d)           Contribution. If a claim for indemnification under Section 5(a) or 5(b) is due but unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other from the offering of the Preferred Stock and Warrants. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault, as applicable, of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.  In no event shall any selling Holder be required to contribute an amount under this Section 5(d) in excess of the gross proceeds received by such Holder upon sale of such Holder’s Registrable Securities pursuant to the Registration Statement giving rise to such contribution obligation.
(d)           分担。若因为政府当局未能或拒绝依照条款执行补偿（因公共政策或其他原因）而造成第五节(a)或(b)的补偿诉讼请求到期但被补偿方无法获取，则各补偿方，替代补偿被补偿方，应分担因损失造成的已付或将要付给被补偿方的数额，数额应按照补偿方和被补偿方从优先股和期权中所收到的利益的比例合理分配。当也仅当，依前句所得的比例在现行法律下不被允许，分担份额的分配不仅应当参照前句所述的利益所得比例，也应参照，如适用，双方在导致损失的行为，陈述或遗漏中的过错以及其他相关的合理的考虑因素。决定此补偿方和被补偿方的相关过错应考虑：相关行为，包括任何对重大事实的不实陈述或遗漏重大事实，是否由补偿方或被补偿方做出，或信息是否来源于补偿方或被补偿方，以及当事人的相关意向，对事件的了解，获取信息的途径以及更正或组织此类行为，陈述或遗漏的机会。因此损失造成的已付或将要支付的金额应认为包括，但受到第五节（c）的限制：所有合理的律师费，或在依据本节规定此当事人可获得补偿的范围内，其他与诉讼相关的合理的费用或花销。在任何情况下，都不得要求出售持有人分担超过其售出可登记证券的总收益的份额，此可登记证券指引起此分担责任的出售注册登记书中的可登记证券。

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
各方据此同意，若第五节（d）中的分配是按比例或其他方法分配，而没有考虑前段所提及的合理考虑因素，则此分配是有失公平。做出欺诈性虚伪陈述的个人不得要求没有做出此类欺诈性虚伪陈述的人分担。

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties pursuant to the law.
本节中关于补偿和分担的协议是除依据法律补偿方应对被补偿方承担的责任之外，额外的约定。

6.        Rule 144.
144规则

As long as any Holder owns Notes, Warrants or Registrable Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act.  As long as any Holder owns Notes, Warrants or Registrable Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act.  The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent reasonably required from time to time to enable such Person to sell Conversion Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions relating to such sale pursuant to Rule 144. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

只要任何持有人持有债券，期权或可登记证券，公司同意在相关日期后及时（或申请延期并在宽限期内）依据交易法第十三节（a）或第十五节（d）申报所有必需的材料。只要任何持有人持有债券，期权或可登记证券，如果公司未被要求依据依据交易法第十三节（a）或第十五节（d）申报材料，则在本应申报材料的时间段内，公司应准备，并向持有人提供年度和季度财务报表，以及关于对此财务报表的讨论和分析，并按照依据证券法制定的144（c）规则使此等材料对公众公开；此等材料在形式上和实质上都与依据交易法第十三节（a）或第十五节（d）所必需的材料以及其他必需材料相似。公司进而同意，在合理范围内，其将进一步依据任何持有人的要求采取相应举动，确保在没有依据证券法登记的情况下，在依据证券法制定的144规则豁免范围内，此个人可出售可转换股和期权股。经任何持有人的请求，公司向此持有人送达将经授权的高级职员出具书面证书，证明公司是否符合此类要求。

7.        Miscellaneous.
其他条款

(a)           Remedies.  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, such Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.
救济方法。当公司或持有人违反了其在本协议中的义务，此持有人或公司（依情况而定），除了可享受依据法律和本协议的所有权利（包括获得损失赔偿），还能获得依据本协议强制履行的权利。公司和各持有人同意金钱补偿对于因违反本协议引起的损失是不足够的，并进一步同意，当提出强制履行作为救济方法时，应放弃法律上的救济已经足够这一抗辩。

(b)           No Inconsistent Agreements.  The Company has not entered into and shall not enter into on or after the date of this Agreement, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.
无不一致协议。在本协议签署之日或签署之前，公司未同意也不得同意任何在证券方面与本协议中赋予持有人权利不一致或者与本协议条款相冲突的协议。

(c)           No Piggyback on Registrations.  Neither the Company nor any of its security holders (other than the Holders) may include securities of the Company in the Registration Statement, and the Company shall not after the date hereof enter into any agreement providing such right to any of its security holders, unless the right so granted is subject in all respects to the prior rights in full of the Holders set forth herein, and is not otherwise in conflict with the provisions of this Agreement.

不得连带登记。公司或其任何证券持有人（不包括持有人）不得在出售注册登记书中添加公司的证券；在本协议签署后，公司也不得同意赋予任何证券持有人此类权利，除非此权利在各方面都是以此处提及的持有人的完整权利为条件，并且不与本协议中的条款相冲突。

(d)           Piggy-Back Registrations.  If at any time when there is not an effective Registration Statement covering the Registrable Securities, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each holder of Registrable Securities written notice of such determination and, if within ten (10) calendar days after receipt of such notice, or within such shorter period of time as may be specified by the Company in such written notice as may be necessary for the Company to comply with its obligations with respect to the timing of the filing of such registration statement, any such holder shall so request in writing (which request shall specify the Registrable Securities intended to be disposed of by the Purchasers), the Company will cause the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 7(d) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 7(d) that are eligible for sale pursuant to Rule 144 of the Securities Act.  In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holders shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company).

连带登记限制。在任何时候若无有效的包含可登记证券的出售注册登记书，公司应准备并向证监会申报与发行有关的出售注册登记书，此发行可为证券法下的任何公司股权性证券，除S-4或S-8表格（皆为依据证券法制定的表格）或与即将发行的股权性证券相关的其同等表格，仅与对任何实体或商业或可依股票期权或其他雇员福利计划发行的股权性证券的收购相关。公司应向可登记证券的各持有人发出关于此决定的书面通知，并且，若在收到通知的十（10）个日历日内，或公司在此书面通知中确认的某更短的时间段内（为了公司能履行及时申报出售注册登记书的义务所必须的时间段），任何此持有人应书面做出此要求（要求必须指明购买者将要处置的可登记证券），公司应依证券法登记所有，应持有人要求登记的，可登记证券，在将要登记的可登记证券的允许处置范围内，前提条件是在发出关于登记任何证券的书面通知之后，在与此登记相关的出售注册登记书生效之前的任何时间，公司可应任何原因决定不这册或延迟注册此证券，公司可自行决定是否向持有人发出关于此决定的书面通知，并且因此（i）若决定不登记，公司无注册任何与此注册相关的可登记证券的义务（但并非源于其依据第四节支付花销的乂苏），并且（ii）若决定推迟注册，公司应被允许推迟注册任何依据第七节(d)注册的可登记证券，推迟时间可与推迟注册其他此类证券的时间相同。公司应将持有人要求注册的可登记证券的所有或部分都包括近出售注册登记书中；但是，公司依据第七节（d）注册任何可依据证券法下144规则销售的可登记证券，并不是必要要求。在经承销的公开发行情况下，如果主理承销商或承销商合理的反对将此可登记证券包括到此出售注册登记书中，则公司在与此主理承销商协商过后应合理的决定在此出售注册登记书中包括可登记证券会对发行造成非常不利的影响，并且基于此决定，建议在此出售注册登记书中包括少量或不包括持有人的可登记证券，（x）若公司在与承销商协商后决定减少数量，则出售注册登记书中所包含的持有人的可登记证券的数量应在持有人之中依比例减少（依据被要求包含到出售注册登记书中的可登记证券的数量决定），（y）若公司在于承销商协商后决定不在出售注册登记书中包括此可登记证券，则任何持有人的可登记证券不得写入出售注册登记书中；但是，如果证券是向公司和其他个人或实体发行，则此数量的减少不代表由持有人提供的可登记证券数量的部分多于针对其他个人或实体（而非公司）的类似减少的数量。

(e)           Failure to File Registration Statement and Other Events.  The Company and the Purchasers agree that the Holders will suffer damages if the Registration Statement is not filed on or prior to the Filing Date and not declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period or if certain other events occur.  The Company and the Holders further agree that it would not be feasible to ascertain the extent of such damages with precision.  Accordingly, if (A) the Registration Statement is not filed on or prior to the Filing Date, or (B) the Registration Statement is not declared effective by the Commission on or prior to the Effectiveness Date, or (C) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within three (3) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (D) the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period, without being succeeded immediately by a subsequent Registration Statement filed with and declared effective by the Commission in accordance with Section 2(a) hereof, and has failed or refused to cure such breach, or (E) the Company has breached its covenants contained in Section 3(n) of this Agreement, or (F) trading in the Common Stock shall be suspended or if the Common Stock is no longer quoted on or is delisted from the NASDAQ (or other principal exchange on which the Common Stock is traded) for any reason for more than three (3) Business Days in the aggregate (any such failure or breach being referred to as an "Event," and for purposes of clauses (A) and (B) the date on which such Event occurs, or for purposes of clauses (C) and (F) the date on which such three (3) Business Day period is exceeded, or for purposes of clause (D) after more than fifteen (15) Business Days, being referred to as "Event Date"), the Company shall pay an amount in cash as liquidated damages to each Holder equal to two percent (2%) of the amount of the Holder’s initial investment in the Units for each 30 day period or portion thereof thereafter from the Event Date until the applicable Event is cured; provided, however, that in no event shall the amount of liquidated damages payable at any time and from time to time to any Holder pursuant to this Section 7(e) exceed an aggregate of ten percent (10%) of the amount of the Holder’s initial investment in the Units; and provided, further, that in the event the Commission does not permit all of the Registrable Securities to be included in the Registration Statement because of its application of Rule 415, liquidated damages payable pursuant to this Section shall only be payable by the Company based on the portion of the Holder’s initial investment in the Units that corresponds to the number of such Holder’s Registrable Securities permitted to be registered by the Commission in such Registration Statement pursuant to Rule 415.  For further clarification, the parties understand that no liquidated damages shall be payable pursuant to this Section with respect to any Registrable Securities that the Company is not permitted to include on such Registration Statement due to the Commission’s application of Rule 415. Notwithstanding anything to the contrary in this paragraph (e), if (a) any of the Events described in clauses (A), (B), (C), (D) or (F) shall have occurred, (b) on or prior to the applicable Event Date, the Company shall have exercised its rights under Section 3(n) hereof and (c) the postponement or suspension permitted pursuant to such Section 3(n) shall remain effective as of such applicable Event Date, then the applicable Event Date shall be deemed instead to occur on the second Business Day following the termination of such postponement or suspension.  Liquidated damages payable by the Company pursuant to this Section 7(d) shall be payable on the Event Date and the first (1st) Business Day of each thirty (30) day period following the Event Date.  Notwithstanding anything to the contrary contained herein, in no event shall any liquidated damages be payable with respect to the Warrants or the Warrant Shares.

申报出售注册登记书失败和其他事件。公司和购买人同意，如果出售注册登记书未能在申报日或申报日之前申报，并且未在生效日被证监会认定生效，并且在有效期内以本协议预计的方式维持，或发生其他时间，则持有人将承担损失。公司和持有人进一步同意精确查明损失的程度是不可行的。因此，如果（A）未能在申报日或申报日之前申报，或（B）证监会未在生效日或生效日之前认定出售注册登记书有效，或（C）在证监会（书面或口头，取较早的）通知公司其将不审阅或将不继续审阅出售注册登记书的三（3）个工作日之内，公司未能依据证券法下的461规则向证监会递交加速生效的要求，或（D）出售注册登记书被及时申报并被证监会认定生效，但针对所有可登记证券在有效期内失效，且不存在依第二节(a)已向证监会申报并被认定生效的随后出售注册登记书; 并且未能或拒绝采取补救措施，或（E）公司违反了本协议第三节（n）中的承诺，或（F）普通股的交易被暂停或普通股不再被报价或从NASDAQ（或其他主要的普通股交易的交易所）下市的总时间超过三（3）个工作日（任何此类为完成之事或违约总称为“时间”。（A）（B）中此类事件的发生日，（C）（F）中三（3）个工作日过后之日，（D）中十五（15）个工作日过后之日都被称为“事件发生日”），从事件发生日到事件结束期间的每个日历月或时段，公司应向各持有人支付现金违约赔偿金，金额相当于在每30天内持有人对投资单位首次投资额的2%，而不满30天的截止到违约事件被补救之时的天数按比例计算。但是，任何时候或时间段应付违约赔偿金的总数额不得超过持有人对各单位首次投资额的10%；但是，假如因适用415规则的原因，公司不允许在出售注册登记书中包含所有的可登记证券，此节中应付的违约赔偿金和公司需支付的违约赔偿金的比例需与持有人对各单位的首次投资额和依据415规则已在证监会注册的持有人的可登记证券数额的比例相吻合。进一步阐明，当事方同意对于因证监会适用415规则而未能包括在出售注册登记书中的可登记证券，不存在违约赔偿金。除与本节(e)相冲突之外，如果（a）发生了(A), (B), (C), (D) 或 (F)中所描述的任何事件，（b）在相应的事件发生日或事件发生日之前，公司应行使本协议第三节（n）中的权利，并且（c）若第三节（n）所允许的延迟或暂停在此相应的事件发生日依然生效，则相应的事件发生日应被视为此延迟或暂停结束后的第二个工作日。依据第七节（d）公司应付的违约赔偿金应在事件发生日以及此事件发生日之后每三十（30）天之后的第一个工作日支付。除与本节相冲突外，无需支付针对期权或期权股的违约赔偿金。

(f)           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of 25% the Registrable Securities.

修正和放弃。除以书面形式并由公司和可登记证券25%的持有人签字之外，本协议的条款，包括此句条款，不得被修正，修改或补充，不得放弃权利，不得偏离条款。

(g)           Notices.  All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine) or (v) if delivered via email, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day. If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 7(g)), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:
通知。所有通知，要求，同意，请求，指示和其他因此协议需要或允许的交流或与此协议中的交易相关的交流应以书面形式出现，在以下情况中，应被视为已送达并由预期的接收者收取：（i）若人力递送，则是递送的工作日（以人力递送服务的收据为证），（ii）若由要求回执的挂号信邮寄，则为邮寄后的两（2）个工作日，（iii）若使用第二日送达的快递服务（预付所有费用），则为递送的工作日（以具有一定公信力的第二日送达服务的收据为证），（iv）若通过传真，且在收信人当地时间下午六点前发出的，为传真当天，若在其他时间，则为下一个工作日（以发送方传真机器打印的确认发送的通知为证），或(v)若通过电子邮件，且在收信人当地时间下午六点前发出的，为发送当天，若在其他时间，则为下一个工作日。若任何通知，要求，同意，请求，指示和其他交流因地址改变且未事前通知（须符合第7(g)节要求），或者拒绝接收，则此通知，要求，同意，请求，指示和其他交流应视为在通知发出的第二个工作受到（以发送方的宣誓书为证）。所有此类通知，要求，同意，请求，指示和其他交流应递送至以下地址或传真号码：

If to the Company:
致公司：
MoqiZone Holding Corporation

摩奇地带控股公司
7A-D Hong Kong Industrial Building
444-452 Des Voeux Road West
Hong Kong
+852 34434384

with copies (which shall not constitute notice) to:

Leser Hunter Taubman & Taubman	Hodgson Russ LLP
17 State Street, Suite 2000	1540 Broadway, 24th fl.
New York, New York 10004	New York, NY 10036
Tel. No.: (212) 732-7184	Tel: (212) 751-4300
Fax No.: (212) 202-6380	Fax: (212) 751-0928
Attn: Louis Taubman, Esq.	Attn: Stephen Weiss, Esq.

复印件（不计为通知）送至：

Leser Hunter Taubman & Taubman	Hodgson Russ LLP
美国纽约市州街17号2000室	美国纽约市百老汇1540号
邮编10004	邮编10036
电话号码：(212) 732-7184	电话号码：(212) 751-4300
传真号码：(212) 202-6380	传真号码：(212) 751-0928
收件人：Louis Taubman, Esq.	收件人：Stephen Weiss, Esq.

If to any Purchaser:
_____________________________
_____________________________
_____________________________
Tel. No.:	______________________
Fax No:	_________________________

致购买人：
_____________________________
_____________________________
_____________________________
电话:	______________________
传真:	_________________________

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.
任何当事方可时常更改通知所用的地址，但需提前十（10）天以书面形式告知另一方。

(h)          Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns.  The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of each Holder.  Each Purchaser may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.
(h)           继承者和子实体。本协议对当事方及其继承者和子实体以及各持有人及其继承者和子实体具有同等约束力。若未获得各持有人的事前书面同意，公司不得转让本协议或任何本协议中的权利或义务。各购买人可以购买协议所允许的方式向所允许的个人转让其依购买协议所享有的权利。

(i)           Assignment of Registration Rights.  The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any Person who acquires all or a portion of the Notes, the Warrants or the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned,  (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws unless such securities are registered in a Registration Statement under this Agreement (in which case the Company shall be obligated to amend such Registration Statement to reflect such transfer or assignment) or are otherwise exempt from registration, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement.  The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

(i)           转让登记权。 本协议中各持有人的权利，包括使公司依本协议中的条款注册可登记证券的转售的权利，皆自动为可转让的权利，在以下条件下，各持有人可向任何购买全部或部分债券，期权或可登记证券的个人转让：（i）持有人书面同意受转让人转让此类权利，并在此转让后的合理时间内向公司提供此同意的复印件，（ii）在此转让后的合理时间内，公司应收到关于（a）此受转让人的名称和地址，以及（b）登记权利被转让的证券的书面通知，（iii）在此转让之后，受转让人对此证券的进一步处置是收到证券法和相关的州证券法限制，除非此证券是登记于本协议中的出售注册登记书（在此情况下，公司有义务修改此出售注册登记书以记录此转让）或已豁免登记，（iv）在公司收到（ii）中的书面通知或之前，受转让人应书面同意本协议中所有条款的对其有约束力，（v）此转让应符合购买协议中所有适用的要求。转让的权利对持有人及其继承者和子实体都适用。

(j)           Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.
(j)           副本。本协议可在多个副本上签署，每一份副本都可视为原件，所有副本都可视为同一协议并且在各方签署并送达本协议另一方时生效，当事方无需签署每一份副本。若签名是通过传真发送，此传真签名对签署方的约束力与将此传真签名视为原件的约束力相同。

(k)          Governing Law; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.  This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.  The Company and the Holders agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue.  The Company and the Holders irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York.  The Company and the Holders consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 7(k) shall affect or limit any right to serve process in any other manner permitted by law.  The Company and the Holders hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Agreement or the Purchase Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.  The parties hereby waive all rights to a trial by jury.

(k)           适用法和管辖。本协议应根据纽约州的州内法执行和解释，但不包括任何可能导致适用非纽约州法的冲突法。本协议不适用“不利于起草方”的解释原则。公司和持有人双方一致同意，关于本期权的任何争议由位于纽约州纽约郡的州或联邦法院独占管辖；双方放弃行使任何可能导致“不方便法院”管辖的权利和对管辖法院再争议的权利且该放弃不可撤回。双方同意纽州州法院和联邦法院享有民事管辖权且该同意不可撤回。公司和持有人同意，在任何上述案件、诉讼或司法程序中送达方式为邮寄复印件到本协议中所列的对方有效地址，而此送达视为有效充分的送达和通知。本节的规定不影响法律所允许的其他送达方式的效力。双方在此同意，任何案件、诉讼或司法程序中败诉方应退还胜诉方因此支付的合理法律费用。双方在此同意放弃陪审团审判权。

(l)           Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.
(l)           累积救济。本合同中的救济可累积并且不排除法律上的其他救济方法。

(m)           Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
(m)           可分割性。如果本协议中任何术语，条款，协议或限制在任何诉讼中，经法院或依法有权执行本期权书条款的机构确认不具执行力，其他条款的效力仍有效且不受影响，削弱或变得无效；且本协议当事方尽合理的努力寻找并使用替代方式达到和此术语，条款，协议或限制本来效果一致或基本相似的结果。应认为本协议当事人的意图是执行其他术语，条款，协议或限制，但不包括其中被认定不生效，非法，无效或不可执行的部分。

(n)           Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.
(n)           编号。出于引用方便的考虑，本协议的小节进行了编号，但编号不应视为协议书的内容。

(o)           Shares Held by the Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(o)           公司及其附属机构持有的股票。当必须获得可登记证券特定比例持有人的同意或批准时，在计算是否达到获得此同意或批准的所要求的持有人特定比例时，不得将公司或其附属机构（不包括任何仅因持有可登记证券而被视为附属机构的持有人或受转让人或继承者或子实体）持有的可登记证券纳入计算。

(p)           Independent Nature of Purchasers.  The Company acknowledges that the obligations of each Purchaser under the Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents.  The Company acknowledges that the decision of each Purchaser to purchase Securities pursuant to the Purchase Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its Subsidiaries which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions.  The Company acknowledges that nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto (including, but not limited to, the (i) inclusion of a Purchaser in the Registration Statement and (ii) review by, and consent to, such Registration Statement by a Purchaser) shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Company acknowledges that each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that it has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.  The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Purchasers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated hereby or thereby.

(p)           购买人的独立性。公司声明各购买人所承担的交易文档中的义务是可分的，并不与其他任何购买人共同承担此义务，购买人不在任何方面对其他购买人在履行交易文档中的义务中的表现负责。公司声明各购买人做出的依据购买协议购买证券的决定是由此购买人独立于其他购买人，独立于以下信息做出的决定：任何信息，材料，关于商业的，事务，运营，资产，财产，责任运营结果，公司或其分支机构的（财务或其它）条件的陈述或意见，该陈述或意见由其他购买人或其代理或雇员做出的或者提供，任何购买人及其代理或雇员不对其他购买人（或其他个人）承担由此信息，材料陈述或意见引起的责任。公司声明不得因本协议中或任何其他交易文档中的条款，以及任何购买人据此采取的行为（包括但不限于（i）在出售注册登记书中添加一购买人，（ii）购买人审查并同意此出售注册登记书），而将购买人认定为合伙，连营，合资公司或其他任何实习，或建立一假设认定购买人在与此义务或与交易文档中的交易相关的行为具有一致性或团队性）。公司声明各购买人应有权独立的保护并执行其权利，包括但不限于依本协议或其他交易文档所享有的权利，并且任何其他购买人无需以另一当事方的身份加入到因此产生的诉讼程序中。公司声明其可为了公司的方便考虑选择向所有购买人提供相同条款和交易文档，而并非因为这是必须的或是应购买人的请求。公司声明关于交易文档的此类手续并不说明购买人在与交易文档相关或与交易相关的行为上具有一致性或是具有团体性。

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IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.
鉴于此，本合同当事方各自的授权代表于文首所载日期签署此登记权协议。

MOQIZONE HOLDING CORPORATION
摩奇地带控股公司

By:
签署：
Name:	Lawrence Cheung
姓名：
Title:	Chief Executive Officer
职务：	首席执行官

PURCHASER:
购买人：

By:
签署：
Name:
姓名
Title:
职务：

[Signature Page to Registration Rights Agreement]
[登记权协议的签字页]

Schedule I
Purchasers
清单I
购买人

Names and Addresses of Purchasers
购买人的姓名和地址

I-1

Schedule II
清单II

Names, Addresses and Number of Shares
to be Registered for each of the Holders
持股人的姓名，地址以及将要登记的股票数目

Schedule III
Other Securities to be Included on the Registration Statement
清单III
其他列入注册登记书中的证券

Exhibit A
Plan of Distribution
附件A
销售计划

The selling security holders and any of their pledgees, donees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock being offered under this prospectus on any stock exchange, market or trading facility on which shares of our common stock are traded or in private transactions.  These sales may be at fixed or negotiated prices.  The selling security holders may use any one or more of the following methods when disposing of shares:

出售证券的持有人及其质押权人，受捐赠人，受转让人和利益继承人可在任何证券交易所，或可交易本公司普通股的交易市场或交易机构，或通过私人交易，出售他们任何或全部的依此招股说明书发行的普通股。可以固定价格或协商后的价格出售。出售证券的持有人使用以下方式处理其股份：

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	普通经纪交易及经纪自营商争取购买人的交易；

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	经纪自营商作为代理尝试出售股份的大宗交易，但也可作为委托人转售部分股票以加快交易进程。

•	purchases by a broker-dealer as principal and resales by the broker-dealer for its account;

•	从作为委托人的经纪自营商处购买，在以经纪自营商转售；

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	符合相关交易所规定的交易所分销；

•	privately negotiated transactions;

•	非公开协商的交易

•	to cover short sales made after the date that the registration statement of which this prospectus is a part is declared effective by the Commission;

•	在证监会宣告出售注册登记书（出售注册登记书包括此招股说明书）生效之后卖空；

•	broker-dealers may agree with the selling security holders to sell a specified number of such shares at a stipulated price per share;

•	经纪自营商与出售证券的持有人同意以约定的每股价格出售特定数量的此股份；

•	a combination of any of these methods of sale; and

•	此类方式的任意组合；以及

•	any other method permitted pursuant to applicable law.

•	任何现行法律所允许的其他方式。

The shares may also be sold under Rule 144 under the Securities Act of 1933, as amended (“Securities Act”), if available, rather than under this prospectus.  The selling security holders have the sole and absolute discretion not to accept any purchase offer or make any sale of shares if they deem the purchase price to be unsatisfactory at any particular time.

股票可依据修正后的1933证券法（“证券法”）中144规则，若适用，出售，而非此招股说明书。出售证券的持有人在任何时间如觉得没有令人满意的购买价格，享有独立的完全的自由不接受任何购买要约或出售任何股票。

The selling security holders may pledge their shares to their brokers under the margin provisions of customer agreements.  If a selling security holder defaults on a margin loan, the broker may, from time to time, offer and sell the pledged shares.

出售证券的持有人可依据客户协议中的客户保证金条款将其股票质押于其经销商处。若出售证券的持有人无法偿还保证金贷款，经销商可主动出价并售出被质押的股票。

Broker-dealers engaged by the selling security holders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling security holders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, which commissions as to a particular broker or dealer may be in excess of customary commissions to the extent permitted by applicable law.

出售证券持有者所雇用的经纪自营商可安排其他经纪自营商参与销售。经纪自营商可从出售证券持有人处（或者，若任何经纪自营商是作为购买人的代理，则从购买者出）收受佣金或折扣，数量可依协商而定，给某一特定经销商或交易商的佣金在相关法律允许范围内可多于依惯例的佣金。

If sales of shares offered under this prospectus are made to broker-dealers as principals, we would be required to file a post-effective amendment to the registration statement of which this prospectus is a part.  In the post-effective amendment, we would be required to disclose the names of any participating broker-dealers and the compensation arrangements relating to such sales.

若依此招股说明书出价的股票被出售给作为委托人的经纪自营商，我们会被要求申报包含此招股说明书的出售注册登记书的后生效期修正案。在后生效期修正案中，我们会被要求披露所有参与的经纪自营商的名义以及和此销售相关的补偿协议。

The selling security holders and any broker-dealers or agents that are involved in selling the shares offered under this prospectus may be deemed to be “underwriters” within the meaning of the Securities Act in connection with these sales.  Commissions received by these broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  Any broker-dealers or agents that are deemed to be underwriters may not sell shares offered under this prospectus unless and until we set forth the names of the underwriters and the material details of their underwriting arrangements in a supplement to this prospectus or, if required, in a replacement prospectus included in a post-effective amendment to the registration statement of which this prospectus is a part.

出售证券持有人和其他参与到销售依此招股说明书出价的股票的经纪自营商或代理人都可被视为证券法上此销售的 “承销商”。这次经纪自营商或代人收受的佣金和其他转售所得利益可视为证券法上的承销佣金或折扣。任何被视为承销商的经纪自营商或代理人不得出售依此招股说明书出价的股票，除非我们在招股说明书的补充说明中添加此承销商的名称及其关于承销安排的重要细节，或者，若必须的话，添加到包括此招股说明书的出售注册登记书的后生效期修正案中的替代招股说明书中。

The selling security holders and any other persons participating in the sale or distribution of the shares offered under this prospectus will be subject to applicable provisions of the Exchange Act, and the rules and regulations under that act, including Regulation M.  These provisions may restrict activities of, and limit the timing of purchases and sales of any of the shares by, the selling security holders or any other person.  Furthermore, under Regulation M, persons engaged in a distribution of securities are prohibited from simultaneously engaging in market making and other activities with respect to those securities for a specified period of time prior to the commencement of such distributions, subject to specified exceptions or exemptions.  All of these limitations may affect the marketability of the shares.

出售证券持有人及其它参与到依据此招股说明书出价的股票的出售或分发过程的个人将受到交易法的相关条款及依交易法制定的规则和规章，包括规章M，的约束。这些条款可能限制出售证券持有人的活动，并控制该股票的购买和出售时机。此外，根据规章M，参与到证券分销中的人在分销开始前的一段特定时间内不得立即参与到市场做市和其他与此证券有关的活动，但也有某些例外或豁免。所有的限制都会影响股票的可销售性。

If any of the shares of common stock offered for sale pursuant to this prospectus are transferred other than pursuant to a sale under this prospectus, then subsequent holders could not use this prospectus until a post-effective amendment or prospectus supplement is filed, naming such holders.  We offer no assurance as to whether any of the selling security holders will sell all or any portion of the shares offered under this prospectus.

如此招股说明书中用于出售的普通股被转让而非依据此招股说明书出售，则后持有人不得使用此招股说明书，直接申报列明此持有人姓名的后生效期修正案或补充说明。我们不能保证是否任何出售证券持有人可以出售全部或部分依此招股说明书出价的股票。

We have agreed to pay all fees and expenses we incur incident to the registration of the shares being offered under this prospectus.  However, each selling security holder and purchaser is responsible for paying any discounts, commissions and similar selling expenses they incur.

我们同意支付所有因登记此招股说明书中的股票所产生费用和花销。但是，各出售证券的持有人和购买人应承担任何折扣，佣金和类似的因出售引起的花销。

We and the selling security holders have agreed to indemnify one another against certain losses, damages and liabilities arising in connection with this prospectus, including liabilities under the Securities Act.

我们和出售证券的持有人同意就某些与此招股说明书相关的损失，损害赔偿和责任补偿另一方，包括证券法下的责任。

Exhibit B
Selling Stockholder Notice and Questionnaire
附件B
限售股东声明和调查问卷

The undersigned understands that MoqiZone Holding Corporation (the “Company”) intends to file with the Securities and Exchange Commission a registration statement on Form S-1 (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement entered into by the Company and the undersigned (the “Agreement”). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.
下列签署人明白摩奇地带控股公司（“公司”）会根据公司和签署人达成的登记权协议（“协议”）向证券交易委员会提交注册登记书S-1（“出售注册登记书”）申报根据1933证券法及其修改案下415规则出售的可登记证券。所有在此文件中没有定义的术语将与协议中的同样的属于具有相同意思。

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below). Holders must complete and deliver this Notice and Questionnaire in order to be named as selling stockholders in the Prospectus. Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire within ten (10) Business Days following the date of the Agreement (1) will not be named as selling stockholders in the Resale Registration Statement or the Prospectus and (2) may not use the Prospectus for resales of Registrable Securities.
为了根据出售注册登记书出售或以其他方式处置任何可注册证券，可注册证券的持有人须作为一名限售股东被列入有关的招股说明书或其补充中（经补充后，称为“招股说明书”），向可注册证券的购买人提供招股说明书（包括根据证券法下的172规则），并且受此协议中的条文所限制（包括下列的豁免条文）。持有人必须完整填写并送交此声明和调查问卷才能作为限售股东被列入招股说明书。没有在此协议签署日后的十（10）个工作日之内完整填写、签署并送交此声明和调查问卷的可注册证券持有人（1）将没有资格作为限售股东被列入出售注册登记书或招股说明书，和（2）将不能利用招股说明书出售可登记证券。

Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Resale Registration Statement and the Prospectus.
作为限售股东列入出售注册登记书将会导致一定的法律后果。可注册证券的持有人应当向其自聘的证券法法律顾问咨询在注册登记书和招股说明书中作为限售股东列名或不列名的后果。

NOTICE
声明

The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.
以下署名的可注册证券持有人（“限售股东”）于此向公司声明其意图根据出售注册登记书出售或以其他方式处置其持有及列于以下第三项的可注册证券，除非以下第三项有其他注明。通过签署及返还本声明及调查问卷，下列签署人表示明白并且同意其将会受此声明和调查问卷以及本协议的条款和条件所限制。

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:
下列签署人于此向公司提供以下信息，并且陈述与保证以下信息的正确及完整：

QUESTIONNAIRE
调查问卷

1.	Name.
姓名

(a)	Full Legal Name of Selling Stockholder:
限售股东的合法全名：

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:
下列第三款所列可注册证券的注册持有人的合法全名（如果与上列(a)条不同）：

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):
自然控制人的合法全名（自然人直接或间接，自身具有或合他人一同拥有此调查问卷涉及证券的投票权或处置权）：

2.	Address for Notices to Selling Stockholder:
限售股东的通讯地址

Telephone:
Fax:
Contact Person:
E-mail address of Contact Person:

电话:
传真:
联系人:
联系人的电子邮件地址:

3.	Beneficial Ownership of Registrable Securities:
可注册证券的实质所有权

(a)	Type and Number of Registrable Securities beneficially owned:
实质拥有的可注册证券的类型和数目：

(b)	Number of shares of Common Stock to be registered pursuant to this Notice for resale:
根据此声明注册出售的普通股股数：

4.	Broker-Dealer Status:
经纪自营商

(a)	Are you a broker-dealer?
您是否经纪自营商？

Yes ☐         No ☐
是                不是

(b)         If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?
如果于第4(a)款中的回答是“是”，您得到的可注册证券是否作为你对公司提供投资银行服务的报酬？

Yes ☐          No ☐
是                 不是

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
备注：  如果不是，交易委员会认为您应该在出售注册登记书中被列为证券包销商。

(c)	Are you an affiliate of a broker-dealer?
您是否经纪自营商的关联人？

Yes ☐          No ☐
是                 不是

Note:	If yes, provide a narrative explanation below:
备注：如果是，请提供叙述性解释：

(d)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

如果您是经纪自营商的关联人，您是否保证您是在正常业务运作过程中购得可注册证券，并且在购买将要出售的可注册证券的时候，您没有与任何人直接或间接地同意或协议分销可注册证券？

Yes ☐          No ☐
是                 不是

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
备注：如果不是，交易委员会认为您应该在出售注册登记书中被列为证券包销商。

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.
限售股东实质性持有的公司其他证券。

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.
除了此第五项所列证券及以上第三项所列可注册证券之外，下列签署人并非公司其他证券的实质性或注册持有人。

Type and amount of other securities beneficially owned:
其他实质性持有的证券的种类及数目：

6.	Relationships with the Company:
与公司的关系

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.
除了以下所列，下列签署人或其关联人、高级职员、董事或主要证券持有人（下列签署人的5%以上股份的持有人）在过去三年内没有在公司内担任任何职位或与公司有其他重要关系。

State any exceptions here:
请列举例外情况：

7.	Plan of Distribution:
销售计划

The undersigned has reviewed the form of Plan of Distribution attached as Exhibit A to the Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

以下签署人已经查阅了本协议附件A中的销售计划，并于此确认，除了下列信息以外，在本协议及销售计划中关于签署人的信息是正确及完整的。

State any exceptions here:
请列举例外情况：

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Resale Registration Statement. All notices hereunder shall be made in writing, by hand delivery, confirmed or facsimile transmission, first-class mail or air courier guaranteeing overnight delivery at the address set forth below. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.
如果在签署日及出售注册登记书生效日之间出现导致于此提供的信息不准确或发生变化的情况，下列签署人同意尽快通知公司。全部通知都应该以书面形式，通过亲自递送、传真、一等邮件或航空第二日送达服务的方式送达下列地址。如果没有此类通知，公司则可继续依赖此声明及调查问卷提供的信息的准确性。

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.
下列签署人同意披露其在以上第一项至第七项回答的信息，并同意在出售注册登记书及招股说明书中列入这些信息。签署人明白这些信息将会被公司用来准备或修订出售注册登记书和招股说明书。

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

下列签署人声明明白其在证券交易法条文、规则及法规下的责任，特别是关于根据出售注册登记书要约出售可注册证券的M规则，并同意履行这些责任。签署人也声明其明白在此调查问卷中提供的答案将会用于根据本协议向交易委员会提交的出售注册登记书和根据证券法提交的相关修订或补充。

The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:
下列签署人于此声明其明白以下在1997年7月证券交易委员会向公众提供电话咨询解释手册中A.65款关于短线销售的翻译：

“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling stockholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”
“发行人申报S-3出售注册登记书登记普通股的二级发行，但是还没有生效。其中一个限售股东希望短线“卖空”普通股，并且在生效日后用已注册的股份来补足卖空。发行人被建议此类短线卖空不能在出售注册登记书生效前发生，因为短线卖空的相关股份被认为是在卖空时就已经出售。因此，若这些股份在生效日之前就已出售，这是违反第五款（法规）。”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.
下列签署人在返还此调查问卷时，被认为是已经了解上列翻译。

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.
本人确认，根据本人最大限度的知识和理解，以上的陈述（包括对此调查问卷的答案）是准确的。

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.
鉴于此，下列签署人，根据其合法的权力，签署并亲自或由合法授权人递交了这份调查问卷。

Dated:	Beneficial Owner:
日期	实质性所有人
By:
签署 Name: 姓名
Title: 职称